SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2002

Dole Food Company, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive, Westlake Village, California	91362
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

This report is being filed by the Registrant to announce that it has extended the expiration of its exchange offer (the “Exchange Offer”) to exchange up to $400,000,000 aggregate principal amount of its 7 1/4% Senior Notes due 2009, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $400,000,000 aggregate principal amount of its outstanding 7 1/4% Senior Notes due 2009 (the “Old Senior Notes”), to 5:00 p.m., New York City time, on Tuesday, July 23, 2002, in order to allow additional time for untendered Old Senior Notes to be tendered. The previous expiration date of the Exchange Offer was 5:00 p.m., New York City time, on Tuesday, July 16, 2002. The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 to this report.

Item 7.    Financial Statements, Pro Forma Financial Information Exhibits.

(c)  Exhibits:

99.1	Press Release of the Registrant issued on July 16, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLE FOOD COMPANY, INC.

By:	/s/ RICHARD J. DAHL
Richard J. Dahl Vice President and Chief Financial Officer

Date: July 17, 2002

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 16, 2002.

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